EXHIBIT 99.1

Accuray To Discuss Revenue Growth Expectations

for the Next Three Fiscal Years at the

JP Morgan Healthcare Conference

Company to present on Wednesday, January 15, 2020 at 10 am PT / 1 pm ET

Sunnyvale, Calif. – January 13, 2020 – Accuray Incorporated (Nasdaq: ARAY) will be discussing its business and revenue growth expectations for the next three fiscal years at the JP Morgan Healthcare Conference on Wednesday, January 15, 2020 at 10:00 am PACIFIC / 1:00 pm EASTERN.

Josh Levine, president and chief executive officer, said, “We are excited to be presenting at the JP Morgan Healthcare Conference this week to discuss our line of sight to sustainable revenue growth in the coming years. We expect our growth catalysts in China, including the recent grants of 50 out of 58 Type A radiotherapy licenses to Accuray systems by the China Ministry of Health this past October, along with our highly differentiated joint venture strategy, will enable us to achieve compounded annual revenue growth rate in the range of 8% to 12% from Fiscal 2021 through Fiscal 2023. In addition, we expect these revenue growth rates will drive faster expansion in our operating income and adjusted EBITDA for the same periods.”

The presentation to be delivered at the JP Morgan Healthcare Conference can be accessed on the Accuray website at www.accuray.com/investors.

About Accuray
Accuray Incorporated (Nasdaq: ARAY) develops, manufactures and sells radiotherapy systems that are intended to make cancer treatments shorter, safer, personalized and more effective, ultimately enabling patients to live longer, better lives. Our radiation treatment delivery systems in combination with fully-integrated software solutions set the industry standard for precision and cover the full range of radiation therapy and radiosurgery procedures. For more information, please visit www.accuray.com or follow us on Facebook, LinkedIn, Twitter and YouTube.

Safe Harbor Statement
Statements made in this press release that are not statements of historical fact are forward-looking statements and are subject to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release relate, but are not limited, to revenue growth expectations for the next three fiscal years, expectations regarding operating income and adjusted EBITDA, growth drivers, and Accuray's leadership position in radiation oncology innovation and technologies. These forward-looking statements involve risks and uncertainties. If any of these risks or uncertainties materialize, or if any of the company's assumptions prove incorrect, actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the company's ability to achieve widespread market acceptance of its products; the company’s ability to effectively integrate and execute the joint venture; the company’s ability to realize the expected benefits of the joint venture; risks and uncertainties related to future Type A and B license announcements in China; risks inherent in international operations; the company’s ability to effectively manage its growth; the company’s ability to convert backlog into revenue; and such other risks identified under the heading "Risk Factors" in the company's quarterly report on Form 10-Q, filed with the Securities and Exchange Commission (the "SEC") on November 6, 2019 and as updated periodically with the company's other filings with the SEC.

Forward-looking statements speak only as of the date the statements are made and are based on information available to the company at the time those statements are made and/or management's good faith belief as of that time with respect to future events.  The company assumes no obligation to update forward-looking statements to reflect actual performance or results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. Accordingly, investors should not put undue reliance on any forward-looking statements.

Investor Contacts
Lytham Partners
Joe Diaz, Joe Dorame or Robert Blum
+1 (602) 889-9700
aray@lythampartners.com